CONSULTING GROUP CAPITAL MARKETS FUNDS (“TRUST”)

SUPPLEMENT DATED FEBRUARY 14, 2012
TO THE PROSPECTUS DATED JANUARY 1, 2012

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

LARGE CAPITALIZATION GROWTH INVESTMENTS

Effective immediately, Michael T. Smith is no longer a Portfolio Manager of the Fund.  As such, all references to Michael T. Smith are deleted from the Prospectus.

LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS

Effective immediately, the following is added to the disclosure related to Artisan Partners Limited Partnership in the section entitled “Sub-advisers and Portfolio Managers” on page 6 of the Prospectus:

Portfolio Manager	Fund’s Portfolio Manager Since

Daniel L. Kane, CFA®, Associate Portfolio Manager — Artisan	2012

Effective immediately, the following is added to the disclosure related to Artisan Partners Limited Partnership in the section entitled “Fund Management,” under the heading “The Sub-Advisers” on page 56 of the Prospectus:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

Large Capitalization Value Equity Investments	Artisan Partners Limited Partnership (“Artisan”) 875 East Wisconsin Avenue Suite 800 Milwaukee, WI 53202	10%	Daniel L. Kane, CFA® Associate Portfolio Manager (2012-present). Mr. Kane is associate portfolio manager to the mid cap value, small cap value and value equity disciplines at Artisan. Prior to joining Artisan as an analyst in 2008, Mr. Kane had served, since 2005, as a senior small cap investment analyst at BB&T Asset Management, Inc.	2012

SMALL CAPITALIZATION GROWTH INVESTMENTS

Effective immediately, the following replaces the disclosure for Carl Wiese for Wall Street Associates LLC, in the section entitled “Sub-advisers and Portfolio Managers” on page 9 of the Prospectus:

Portfolio Manager	Fund’s Portfolio Manager Since

Luke Jacobson, CFA®, Portfolio Manager – Wall Street	2012

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Effective immediately, the following replaces the disclosure related to Carl Wiese for Wall Street Associates LLC, in the section entitled “Fund Management,” under the heading “The Sub-Advisers” on page 57 of the Prospectus:

Fund	Sub-adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since

Small Capitalization Growth Investments	Wall Street Associates LLC (“Wall Street”) 1200 Prospect Street Suite 100 La Jolla, CA 92037	50%	Luke Jacobson, CFA® Portfolio Manager (2012-present), covers business services, producer durables, financials and non-traditional areas of growth; Analyst (2004-2012).	2012

ALL FUNDS

Effective immediately, the following replaces similar disclosure found in the first paragraph of the section entitled “About the Funds” under the heading “Asset allocation programs” on page 54 of the Prospectus.

Asset allocation programs

Shares of the Funds are available to participants in advisory programs or asset based fee programs sponsored by MSSB, including the TRAK® Personalized Investment Advisory Service (“TRAK®”), or other investment advisory programs approved by MSSB. The advisory services provide investors with asset allocation recommendations, which are implemented through the Funds.   The fees and expenses of these other investment advisory programs may vary, but are generally expected to be comparable to the fees paid by TRAK® participants.  Shareholders who acquire Shares of the Funds through an investment advisory program other than through TRAK® may pay higher or lower fees and expenses than those set forth in the applicable Fund’s fee table and expense example in the Prospectus.

ALL FUNDS

Effective immediately, the following replaces similar disclosure found in the section entitled “Investment and account information” under the heading “Account transactions” on page 63 of the Prospectus.

Purchase of shares. You may purchase shares of a Fund if you are a participant in an advisory program or asset based fee program sponsored by MSSB, including TRAK® and advisory programs or asset based fee programs sponsored by MSSB , or by a qualified investment adviser not affiliated with MSSB. Purchases of shares of a Fund must be made through a brokerage account maintained with MSSB or through a broker that clears securities transactions through CGM, a clearing broker of MSSB (an introducing broker). You may establish a brokerage account with MSSB free of charge in order to purchase shares of a Fund.

•	The minimum initial aggregate investment in the TRAK® program is $10,000. The minimum investment in a Fund is $100.

•	There is no minimum on additional investments.

•	The minimum initial aggregate investment in the TRAK® program for employees of MSSB and members of their immediate families, and retirement accounts or plans for those persons, is $5,000.

•	Investment advisory programs other than TRAK® may have different minimum initial aggregate investment requirements.

•	The Funds, the TRAK® program and other investment advisory programs may vary or waive the investment minimums at any time.

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•	You may establish a Systematic Withdrawal/Investment Schedule. For more information, contact your Investment Professional or consult the SAI.

Shares of the Funds are sold at net asset value per share (“NAV”) without imposition of a sales charge but will be subject to any applicable advisory program fee. You may buy shares of a Fund at NAV on any day the NYSE is open by contacting your broker. All orders to purchase accepted by CGM or the introducing broker before 4:00 p.m. Eastern time will receive that day’s share price. Orders accepted after 4:00 p.m. will receive the next day’s share price. If the NYSE closes early, the Funds may accelerate transaction deadlines accordingly. All purchase orders must be in good order to be accepted. This means you have provided the following information:

•	Name of the Fund

•	Your account number

•	Dollar amount or number of shares to be purchased

•	Signatures of each owner exactly as the account is registered

Each Fund reserves the right to reject purchase orders or to stop offering its shares without notice. No order will be accepted unless MSSB has received and accepted an advisory agreement signed by the investor participating in the TRAK® program or other advisory program or asset based fee program sponsored by MSSB. Orders may also be accepted from investors who maintain a brokerage account through MSSB. With respect to investors participating in advisory programs sponsored by entities other than MSSB, MSSB must have received and accepted the appropriate documents before the order will be accepted. Payment for shares must be received by MSSB’s clearing broker or the introducing broker within three business days after the order is placed in good order.

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